UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   August 13, 2002


                       TELAXIS COMMUNICATIONS CORPORATION
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             (Exact name of registrant as specified in its charter)


          Massachusetts                 000-29053             04-2751645
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(State or other jurisdiction           (Commission          (IRS Employer
        of incorporation)                File Number)      Identification No.)


20 Industrial Drive East, South Deerfield, MA                      01373
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (413) 665-8551
                                                    ----------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)


Item 7.  Exhibits.
         ---------

 Number          Title
 ------          -----

99.1 Press Release regarding Exploration of Strategic Opportunities dated August 13, 2002.



Item 9.  Regulation FD Disclosure.
         -------------------------

     On  August  13,  2002,  we  issued  a  press  release   entitled   "Telaxis
Communications Exploring Strategic Opportunities," a copy of which is included as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          TELAXIS COMMUNICATIONS CORPORATION


Dated: August 13, 2002                    By: /s/ JOHN L. YOUNGBLOOD
                                              ----------------------------------
                                               John L. Youngblood
                                               President and Chief
                                               Executive Officer


                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


  Number                    Title
  ------                    -----

   99.1 Press Release regarding Exploration of Strategic Opportunities dated August 13, 2002.